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                                                                    EXHIBIT 10.1

                             BOSTON CHICKEN, INC.
                       1998 EMPLOYEE RETENTION BONUS PLAN


     Senior Management of Boston Chicken, Inc. (the "Company") has recommended and the Board of Directors of the Company has approved and adopted the following Boston Chicken, Inc. 1998 Employee Retention Bonus Plan (the "Employee Retention Bonus Plan").

1.  Statement of Purpose.  The retention of certain key employees is an integral
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part of the future success of the Company.  Accordingly this Employee Retention
Bonus Plan has been adopted. One of the goals of the Employee Retention Bonus Plan is to reduce the turnover of the Company's management level employees. It is anticipated that Company employees at the following positions would be eligible to participate in the Company's Employee Retention Bonus Plan: Store General Managers, Area Managers, Managers, Management Information System Employee Group members, Directors, Vice Presidents, Senior Directors, Division Presidents and Executive Vice Presidents. Employees of the Company and its subsidiaries holding these positions will be eligible to participate in the Employee Retention Bonus Plan. An employee's participation in the Employee Retention Bonus Plan is subject to such employee's continued employment by the Company. It is contemplated that each employee that is eligible to participate in the Employee Retention Bonus Plan could receive a Total Retention Bonus in three installments as herein provided. The Employee Retention Bonus will be based upon either a percentage of annual Base Salary or upon certain performance criteria. As used herein, the term "Subsidiary" means any corporation, limited partnership, partnership, limited liability company or other entity for which the Company, in conformity with generally accepted accounting principles, is required to report the results of operations on a consolidated basis or in accordance with the equity method of accounting.

2.  Administration.  The Employee Retention Bonus Plan shall be administered by
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the Chief Executive Officer and the Chief Financial Officer of the Company.  The
interpretation and construction of the persons administering the Employee Retention Bonus Plan shall be final and conclusive. No person administering the Employee Retention Bonus Plan shall be liable for any action or determination made in good faith with respect to the Employee Retention Bonus Plan.

3.  Effective Date.  The Employee Retention Bonus Plan is adopted as of October
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1, 1998 and shall become effective on October 5, 1998 (the "Effective Date"), the first day of Period 11 of the Company's operations.

4.  Employee Retention Bonuses.  Subject to the other terms and conditions of
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this Employee Retention Bonus Plan, the titles of the employees of the Company and its subsidiaries eligible to participate in the Employee Retention Bonus Plan, their respective Maximum Potential Retention Bonus and bonus vesting and payment dates are as follows:

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
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                                                                         Retention Bonus Vesting
Eligible Employee Title         Maximum Potential Retention Bonus        and Payment Schedule
-----------------------         ---------------------------------        -----------------------
---------------------------------------------------------------------------------------------------------
Store General Manager           200% of bonus received in 13 periods     1/3 on October 15, 1999
                                commencing with the Effective Date       1/3 on April 15, 2000
                                                                         1/3 on October 15, 2000
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Area Manager                    150% of bonus received in 13 periods     1/3 on October 15, 1999
                                commencing with the Effective Date       1/3 on April 15, 2000
                                                                         1/3 on October 15, 2000
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Vice President of Operations    100% of bonus received in 13 periods     1/3 on October 15, 1999
                                commencing with the Effective Date       1/3 on April 15, 2000
                                                                         1/3 on October 15, 2000
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Division President              50% of annual salary on the Effective    1/3 on October 15, 1999
                                Date                                     1/3 on April 15, 2000
                                                                         1/3 on October 15, 2000
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Executive Vice President        50% of annual salary on the Effective    1/3 on October 15, 1999
                                Date                                     1/3 on April 15, 2000
                                                                         1/3 on October 15, 2000
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Senior Vice President and       50% of annual salary on the Effective    1/3 on October 15, 1999
Vice President (other than      Date                                     1/3 on April 15, 2000
Vice President of                                                        1/3 on October 15, 2000
Operations)
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Senior Director and             33% of annual salary on the Effective    1/3 on October 15, 1999
Assistance General Counsel      Date                                     1/3 on April 15, 2000
                                                                         1/3 on October 15, 2000
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Director and Assistant          25% of annual salary on the Effective    1/3 on October 15, 1999
Treasurer                       Date                                     1/3 on April 15, 2000
                                                                         1/3 on October 15, 2000
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Manager                         20% of annual salary on the Effective    1/3 on October 15, 1999
                                Date                                     1/3 on April 15, 2000
                                                                         1/3 on October 15, 2000
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Members of Management           See 4(a) below                           See 4(a) below
Information Systems Group
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

        (a)  Management Information Systems Group ("MIS Group").  The MIS Group
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Employees shall be entitled to receive in the aggregate the Maximum Potential
Retention Bonus of $396,396. The MIS Vice President and MIS Senior Directors will paricipate as set forth above and not as a part of the MIS Group Employees. The vesting and payment dates and maximum eligible amounts for the Maximum Potential Retention Bonus payments to MIS Group Employees are as follows: April 1, 1999 - $54,459; September 1, 1989- $138,739 and March 1, 2000 - $198,198 for
an aggregate Maximum Potential Retention Bonus to MIS Group Employees of
$396,396.

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

     (b)  Continued Employment.  A Retention Bonus is only payable to an
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eligible employee of the Company during his or her continued employment by the
Company. Upon termination of employment for any reason, the terminated employee shall forfeit any portion of his or her Maximum Potential Retention Bonus not received prior to his or her date of termination.

     (c)  Promotion and Change in Status.  The Employee Retention Bonus Plan
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anticipates the opportunity for promotion and advancement and in any such event there will be a proration of bonuses related to such change in status. For example, in the event a Store General Manager becomes an Area Manager such employee will receive the Retention Bonus related to his or her position through the end of the period that such change in status occurs and receive the Retention Bonus related to an Area Manager commencing on the beginning of the next period after such change in status.

5.   Miscellaneous Provisions.
     ----------------------------

     (a) No eligible employee shall have any right with respect to a Retention Bonus hereunder until all of the terms and conditions to such Retention Bonus to be received have been met.

     (b) The Company shall have the right to deduct from any payment made under this Employee Retention Bonus Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment.

     (c) The expenses of administering the Employee Retention Bonus Plan shall be borne by the Company.

     (d) By accepting any benefit under this Employee Retention Bonus Plan, each eligible employee and each person claiming under or through such person shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Employee Retention Bonus Plan by the Company or those administering the Employee Retention Bonus Plan.

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